UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On June 5, 2025, Shahrokh Shabahang, the Chief Innovation Officer of Aditxt, Inc. (the “Company”) loaned $70,000 to the Company. The loan was evidenced by an unsecured promissory note (the “Note”). Pursuant to the terms of the Note, it will accrue interest at the Prime rate of seven and one-half percent (7.5%) per annum and is due on the earlier of December 5, 2025 or an Event of Default (as defined in the Note).

The foregoing summary of the Note is qualified in its entirety by reference to the text of the Note, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Note is incorporated by reference herein in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” relating to the issuance of the Note is incorporated by reference herein in its entirety. The Company issued the Note in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 5, 2025, the Board of Directors (the “Board”) of the Company, with the recommendation of the Nominating and Corporate Governance Committee, appointed Ms. Saundra Pelletier as a member of the Board.

Ms. Pelletier is an expert in women’s health, with insight driven by both intensive consumer research and deep commercial experience in the global markets with products addressing women’s health spanning every stage in their reproductive journey, from puberty to menopause. Her career in the pharmaceutical industry has spanned more than three decades, during which she has launched pharmaceutical brands worldwide and expanded indications for female healthcare brands in multiple countries. She is a published author, TEDx and keynote speaker, executive coach and staunch advocate for innovation in women’s healthcare. During her 10-year tenure as Chief Executive Officer, President and Executive Director of Evofem Biosciences, Inc. (“Evofem”), Ms. Pelletier has led the company through its transition to the public market, the approval of PHEXXI® (lactic acid, citric acid, and potassium bitartrate), the first and only hormone-free, on-demand prescription contraceptive vaginal gel, the acquisition of SOLOSEC® (secnidazole) 2 g oral granules, an oral antimicrobial agent approved to treat bacterial vaginosis and trichomoniasis with just one dose, and four consecutive years of net sales growth. Prior to Evofem, Ms. Pelletier was Executive Director at Woman Care Global, an international nonprofit organization focused on creating sustainable supply chains to deliver reproductive healthcare products to women in developing countries. She started her career at G.D. Searle where during her eight year tenure she served in increasingly senior positions and ultimately as Global Franchise Leader. Ms. Pelletier is also a Director of Windtree Therapeutics, Inc. (Nasdaq: WINT), and serves as an Advisory Board Member for several San Diego non-profit organizations including CEOs Against Cancer, Girls Inc., and The Center for Community Solutions.

As previously reported in a Current Report on Form 8-K, on July 12, 2024, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”) with Adifem, Inc. f/k/a Adicure, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Evofem, pursuant to which, Merger Sub will be merged into and with Evofem (the “Merger”), with Evofem surviving the Merger as a wholly owned subsidiary of the Company. The A&R Merger Agreement amended and restated that certain Agreement and Plan of Merger dated as of December 11, 2023 by and among the Company, Merger Sub and Evofem. As previously reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2024, on August 16, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 1 to the A&R Merger Agreement (“Amendment No. 1”), pursuant to which the date by which the Company is to make the Third Parent Equity Investment (as defined under the A&R Merger Agreement) was amended to the earlier of September 6, 2024 or five (5) business days of the closing of a public offering by the Company resulting in aggregate net proceeds to Parent of no less than $20,000,000. As previously reported in a Current Report on Form 8-K, on September 6, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 2 to the A&R Merger Agreement (“Amendment No. 2”), pursuant to which the date by which the Company shall make the Third Parent Equity Investment was amended from September 6, 2024 to September 30, 2024 and adjust the amount of such investment from $2 million to $1.5 million, and to extend the date by which the Company shall make the Fourth Parent Equity Investment (as defined under the A&R Merger Agreement) was amended from September 30, 2024 to October 31, 2024 and adjust the amount of such investment from $1 million to $1.5 million. As previously reported in a Current Report on Form 8-K, on October 2, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 3 to the A&R Merger Agreement (“Amendment No. 3”) in order to extend the date by which the Company shall make the Third Parent Equity Investment to October 2, 2024, reduce the amount of the Third Parent Equity Investment from $1.5 million to $720,000, and increase the amount of the Fourth Parent Equity Investment from $1.5 million to $2.28 million. On October 2, 2024 the Company completed the purchase of 460 shares of Evofem F-1 Preferred Stock for an aggregate purchase price of $460,000. As previously reported in a Current Report on Form 8-K, on October 28, 2024, the Company entered into a Securities Purchase Agreement (the “Series F-1 Securities Purchase Agreement”) with Evofem, pursuant to which the Company purchased 2,280 shares of Evofem Series F-1 Convertible Convertible Preferred Stock for an aggregate purchase price of $2,280,000. As previously reported in a Current Report on Form 8-K, on November 19, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 4 to the Amended and Restated Merger Agreement (“Amendment No. 4”), pursuant to which the End Date (as defined under the Amended and Restated Merger Agreement) was extended from November 29, 2024 to January 31, 2025. As previously reported in a Current Report on Form 8-K, on March 23, 2025, the Company, Adicure, Inc., and Evofem entered into Amendment No. 5 to the A&R Merger Agreement (“Amendment No. 5”), pursuant to which, the parties agreed that (i) Evofem shall use commercially reasonable efforts to hold the Company Shareholders Meeting (as defined under the A&R Merger Agreement) no later than September 26, 2025, (ii) the Company shall invest an additional $1,500,000 in Evofem no later than April 7, 2025 in exchange for additional shares of F-1 Preferred Stock and/or, at the Company’s option, senior subordinated notes of Evofem, and (iii) the End Date shall be extended to September 30, 2025.  On April 8, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Evofem, pursuant to which the Company purchased (i) a senior subordinated convertible note (the “Note”) of Evofem in the principal amount of $2,307,692.31, and (ii) a warrant (the “Warrant”) to purchase 149,850,150 shares of Evofem common stock for a purchase price of $1,500,000. On April 8, 2025, the Company funded $750,000 of the purchase price. In connection with the Purchase Agreement, the Company, Merger Sub and Evofem entered into a Waiver Agreement (the “Waiver”), pursuant to which Evofem agreed to temporarily waive its termination right under the A&R Merger Agreement until April 16, 2025. Pursuant to the Waiver, in the event that the full purchase price is not received by April 16, 2025, the principal amount of the Note and the number of shares of Evofem common stock issuable upon exercise of the Warrant will be adjusted accordingly. On April 22, 2025, the Company funded the remaining purchase price. On April 10, 2025, the Company entered into a Call Option Agreement (the “Option Agreement”) with Adjuvant Global Health Technology Fund, L.P. and Adjuvant Global Health Technology fund DE, L.P. (collectively, the “Security Holder”) and Evofem Biosciences, Inc. (“Evofem”), pursuant to which the Security Holder granted the Company a call option (the “Option”) to purchase, at the sole discretion of the Company, the Evofem Securities (defined below) for an aggregate purchase price of $13 million. The “Evofem Securities” consist of convertible promissory notes of Evofem in the aggregate principal amount of $25 million and certain right to receive common stock agreements issued by Evofem. The Option has a term commencing on or after the satisfaction in full of the repayment obligations under that certain Securities Purchase and Security Agreement by and between Evofem, Future Pak, LLC and the designated agent dated April 23, 2020, as amended to date (the “Future Pak Note”), until 5:00 Pacific time on June 30, 2025 (the “Call Period”). Pursuant to the Option Agreement, the Security Holder may not transfer the Evofem Securities without the prior written consent of the Company; provided, however, that (i) if the Company has not provided $1.5 million of capital to Evofem by April 30, 2025 (the “Funding Milestone”), the Security Holder may transfer the Evofem Securities after April 30, 2025 without the prior written consent of the Company; (ii) if the Funding Milestone has not been satisfied and the Future Pak Note is still held by Future Pak on May 31, 2025, the Security Holder may transfer the Evofem Securities after May 31, 2025, without the prior written consent of the Company; and (iii) if at any time the repayment obligations of the Future Pak Note have been satisfied through or by a transaction not associated with either the Company or the transactions contemplated under the A&R Merger Agreement, as amended to date, by and between the Company, Adifem, Inc. and Evofem, the Security Holder may transfer the Evofem Securities, without the prior written consent of the Company.

The A&R Merger Agreement provided that Ms. Pelletier would become a director of Evofem, as a subsidiary of the Company following the closing of the Merger. Other than the A&R Merger Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, the Series F-1 Securities Purchase Agreement, Amendment No. 5, the Purchase Agreement, the Note, the Warrant, the Waiver, and the Option Agreement, there are no related party transactions between Ms. Pelletier and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing descriptions of the A&R Merger Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Series F-1 Securities Purchase Agreement, the Purchase Agreement, the Note, the Warrant, the Waiver, and the Option Agreement are not complete and are qualified in their entirety to the full text of such agreements filed as Exhibits 10.167, 10,178, 10.181, 10,186, 10,191, 10,194 to the Company’s Annual Report on Form 10-K, Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 28, 2024, Exhibits 10.1 10.2, 10.3 and 10.4 to the Company’s Current Report on Form 8-K dated April 8, 2025, and Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 10, 2025.

Item 7.01 Regulation FD Disclosure.

On June 6, 2025, the Company hosted a weekly update featuring Amro Albanna, the Chief Executive Officer of the Company, Saundra Pelletier, the Chief Executive Officer of Evofem, and Dr. Friedrich Kapp, the Co-CEO of the Company’s subsidiary, Adimune, Inc. A copy of the transcript of the weekly update is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 9, 2025, the Company filed a press release announcing the appointment of Ms. Pelletier to the Board. A copy of the press release is furnished to this Current Report on Form 8-K as Exhibit 99.2.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s future results of operations and financial position are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the management team of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks: (1) the risk that the Company’s currently proposed transaction with Evofem may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the failure to satisfy the conditions to the closing of the transaction with Evofem, including the approval by the stockholders of Evofem; (3) the ability to realize the anticipated benefits of the proposed transaction with Evofem; and (4) other risks and uncertainties indicated from time to time in the Company’s public filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other documents we filed, or will file with the SEC. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer:

The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of an audio recording of the weekly update and while efforts are made to provide an accurate transcription, there may be material errors, omissions or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in this transcript. Users are advised to review the audio recording and the Company’s SEC filings before making any investment or other decisions. An archived recording of the weekly update will be available for 30 days on the “Investor Relations” section of the Company’s website at www.aditxt.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Unsecured Promissory Note dated June 5, 2025
99.1	Transcript of Weekly Update – June 6, 2025
99.2	Press Release dated June 9, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: June 9, 2025	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer